Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments	12 Months Ended
Dec. 31, 2011
Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments
2.	Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments

A. Acquisition of Wyeth

Description of the Transaction

On October 15, 2009 (the acquisition date), we acquired all of the outstanding equity of Wyeth in a cash-and-stock transaction, valued at the acquisition date at approximately $68.2 billion, in which each share of Wyeth common stock outstanding, with certain limited exceptions, was canceled and converted into the right to receive $33.00 in cash without interest and 0.985 of a share of Pfizer common stock. The stock component was valued at $17.40 per share of Wyeth common stock based on the closing market price of Pfizer’s common stock on the acquisition date, resulting in a total merger consideration value of $50.40 per share of Wyeth common stock.

Wyeth’s core business was the discovery, development, manufacture and sale of prescription pharmaceutical products, including vaccines, for humans. Other operations of Wyeth included the discovery, development, manufacture and sale of consumer healthcare products (over-the-counter products), nutritionals and animal health products. Wyeth was a diversified healthcare company, with product offerings in human, animal, and consumer health, including vaccines, biologics, small molecules and nutrition, across developed and emerging markets. The acquisition of Wyeth added to our pipeline of biopharmaceutical development projects endeavoring to develop medicines to help patients in critical areas, including oncology, pain, inflammation, Alzheimer’s disease, psychoses and diabetes.

In connection with the regulatory approval process, we were required to divest certain animal health assets. Certain of these assets were sold in each of the periods presented. It is possible that additional divestitures of animal health assets may be required based on ongoing regulatory reviews in other jurisdictions worldwide, but they are not expected to be significant to our business.

Fair Value of Consideration Transferred

The consideration transferred to acquire Wyeth follows:
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)	CONVERSION CALCULATION	FAIR VALUE	FORM OF CONSIDERATION
Wyeth common stock outstanding as of the acquisition date	1,339.6
Multiplied by Pfizer’s stock price as of the acquisition date multiplied by the exchange ratio of 0.985 ($17.66(a) x 0.985)	$17.40	$23,303	Pfizer common stock(a), (b)

Wyeth common stock outstanding as of the acquisition date	1,339.6
Multiplied by cash consideration per common share outstanding	$33.00	44,208	Cash

Wyeth stock options canceled for a cash payment(c)		405	Cash
Wyeth restricted stock/restricted stock units and other equity-based awards canceled for a cash payment		320	Cash

Total fair value of consideration transferred		$68,236

(a)	The fair value of Pfizer’s common stock used in the conversion calculation represents the closing market price of Pfizer’s common stock on the acquisition date.
(b)

Approximately 1.3 billion shares of Pfizer common stock, previously held as Pfizer treasury stock, were issued to former Wyeth shareholders. The excess of the average cost of Pfizer treasury stock issued over the fair value of the stock portion of the consideration transferred to acquire Wyeth was recorded as a reduction to Retained earnings.

(c)

Each Wyeth stock option, whether or not vested and exercisable on the acquisition date, was canceled for a cash payment equal to the excess of the per share value of the merger consideration (calculated on the basis of the volume-weighted average of the per share price of Pfizer common stock on the New York Stock Exchange Transaction Reporting System for the five consecutive trading days ending two days prior to the acquisition date) over the per share exercise price of the Wyeth stock option.

Certain amounts may reflect rounding adjustments.

Recording of Assets Acquired and Liabilities Assumed

The transaction has been accounted for using the acquisition method of accounting which requires, among other things, that most assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date and that the fair value of acquired IPR&D be recorded on the balance sheet.

While most assets and liabilities were measured at fair value, a single estimate of fair value results from a complex series of judgments about future events and uncertainties and relies heavily on estimates and assumptions. Our judgments used to determine the estimated fair value assigned to each class of assets acquired and liabilities assumed, as well as asset lives, can materially impact our results of operations.

The assets acquired and liabilities assumed from Wyeth follow:
(MILLIONS OF DOLLARS)	AMOUNTS RECOGNIZED AS OF ACQUISITION DATE (FINAL)
Working capital, excluding inventories(a)	$ 16,366
Inventories	7,971
Property, plant and equipment	9,838
Identifiable intangible assets, excluding in-process research and development	36,062
In-process research and development	13,822
Other noncurrent assets	2,394
Long-term debt	(11,187)
Benefit obligations	(3,175)
Net tax accounts(b)	(23,738)
Other noncurrent liabilities	(1,908)
Total identifiable net assets	46,445
Goodwill(c)	22,117
Net assets acquired	68,562
Less: Amounts attributable to noncontrolling interests	(326)
Total consideration transferred	$ 68,236

(a)	Includes cash and cash equivalents, short-term investments, accounts receivable, other current assets, assets held for sale, accounts payable and other current liabilities.
(b)

As of the acquisition date, included in Taxes and other current assets ($1.2 billion), Taxes and other noncurrent assets ($2.8 billion), Income taxes payable ($500 million), Other current liabilities ($11.1 billion), Noncurrent deferred tax liabilities ($14.0 billion) and Other taxes payable ($2.1 billion, including accrued interest of $300 million).

(c)

Goodwill recognized as of the acquisition date totaled $19.3 billion for our three biopharmaceutical operating segments and $2.8 billion for our Animal Health and Consumer Healthcare and our Nutrition operating segments. (Since the acquisition of Wyeth, we have revised our operating segments. See Note 18A. Segment, Geographic and Other Revenue Information: Segment Information.)

As of the acquisition date, the fair value of accounts receivable approximated book value acquired. The gross contractual amount receivable was $4.2 billion, of which $140 million was not expected to be collected.

As part of the acquisition, we acquired liabilities for environmental, legal and tax matters, as well as guarantees and indemnifications that Wyeth incurred in the ordinary course of business. These matters can include contingencies. Except as specifically excluded by the relevant accounting standard, contingencies are required to be measured at fair value as of the acquisition date, if the acquisition-date fair value of the asset or liability arising from a contingency can be determined. If the acquisition-date fair value of the asset or liability cannot be determined, the asset or liability would be recognized at the acquisition date if both of the following criteria were met: (i) it is probable that an asset existed or that a liability had been incurred at the acquisition date, and (ii) the amount of the asset or liability can be reasonably estimated.

•	Environmental Matters––In the ordinary course of business, Wyeth incurred liabilities for environmental matters such as remediation work, asset retirement obligations and environmental guarantees and indemnifications. Virtually all liabilities for environmental matters, including contingencies, were measured at fair value and approximated $570 million as of the acquisition date.

•	Legal Matters––Wyeth was involved in various legal proceedings, including product liability, patent, commercial, environmental, antitrust matters and government investigations, of a nature considered normal to its business (see Note 17. Commitments and Contingencies). Due to the uncertainty of the variables and assumptions involved in assessing the possible outcomes of events related to these items, an estimate of fair value was not determinable. As such, these contingencies were measured under the same “probable and estimable” standard previously used by Wyeth. Liabilities for legal contingencies approximated $1.3 billion as of the acquisition date, which included the recording of additional adjustments of approximately $260 million for legal matters that we intended to resolve in a manner different from what Wyeth had planned or intended.

•	Tax Matters––In the ordinary course of business, Wyeth incurred liabilities for income taxes. Income taxes are exceptions to both the recognition and fair value measurement principles associated with the accounting for business combinations. Reserves for income tax contingencies continue to be measured under the benefit recognition model as previously used by Wyeth (see Note 1O. Significant Accounting Policies: Deferred Tax Assets and Liabilities and Income Tax Contingencies). Net liabilities for income taxes approximated $23.7 billion as of the acquisition date, which included $1.8 billion for uncertain tax positions (not including $300 million of accrued interest). The net tax liability included the recording of additional adjustments of approximately $14.4 billion for the tax impact of fair value adjustments and $10.5 billion for income tax matters that we intended to resolve in a manner different from what Wyeth had planned or intended. For example, because we planned to repatriate certain overseas funds, we provided deferred taxes on Wyeth’s unremitted earnings, as well as on certain book/tax basis differentials related to investments in certain foreign subsidiaries for which no taxes had been previously provided by Wyeth as it was Wyeth’s intention to permanently reinvest those earnings and investments.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. Specifically, the goodwill recorded as part of the acquisition of Wyeth includes the following:

•	the expected synergies and other benefits that we believed would result from combining the operations of Wyeth with the operations of Pfizer;

•	any intangible assets that did not qualify for separate recognition, as well as future, as yet unidentified projects and products; and

•	the value of the going-concern element of Wyeth’s existing businesses (the higher rate of return on the assembled collection of net assets versus if Pfizer had acquired all of the net assets separately).

Goodwill is not amortized and is not deductible for tax purposes (see Note 10A. Goodwill and Other Intangible Assets: Goodwill for additional information).

Actual and Pro Forma Impact of Acquisition

The revenue and earnings of Wyeth included in Pfizer’s consolidated statements of income follow:
(MILLIONS OF DOLLARS)	WYETH’S OPERATIONS INCLUDED IN PFIZER’s 2009 RESULTS(a)
Revenues	$ 3,303
Loss from continuing operations attributable to Pfizer Inc. common shareholders(b)	(2,191)

(a)	The results of Wyeth are included from the acquisition date of October 15, 2009.
(b)

Includes purchase accounting adjustments related to the fair value adjustments for acquisition-date inventory that has been sold ($904 million pre-tax), amortization of identifiable intangible assets acquired from Wyeth ($512 million pre-tax), and restructuring charges and additional depreciation—asset restructuring ($2.1 billion pre-tax).

Supplemental pro forma information follows:
UNAUDITED PRO FORMA CONSOLIDATED RESULTS(a)
(MILLIONS OF DOLLARS, EXCEPT PER SHARE DATA)	YEAR ENDED DECEMBER 31,2009
Revenues	$67,859
Income from continuing operations attributable to Pfizer Inc. common shareholders	11,436
Diluted earnings per common share attributable to Pfizer Inc. common shareholders	1.41

(a)	The pro forma information assumes that the acquisition of Wyeth had occurred on January 1, 2009 for the year ended December 31, 2009.

The unaudited pro forma consolidated results were prepared using the acquisition method of accounting and are based on the historical financial information of Pfizer and Wyeth, reflecting Pfizer and Wyeth results of operations for a 12 month period. The historical financial information has been adjusted to give effect to the pro forma events that are: (i) directly attributable to the acquisition, (ii) factually supportable and (iii) expected to have a continuing impact on the combined results. The unaudited pro forma consolidated results are not necessarily indicative of what our consolidated results of operations actually would have been had we completed the acquisition on January 1, 2009. In addition, the unaudited pro forma consolidated results do not purport to project the future results of operations of the combined company nor do they reflect the expected realization of any cost savings associated with the acquisition. The unaudited pro forma consolidated results reflect primarily the following pro forma pre-tax adjustments:

•	Elimination of Wyeth’s historical intangible asset amortization expense (approximately $88 million).

•	Additional amortization expense (approximately $2.4 billion) related to the fair value of identifiable intangible assets acquired.

•	Additional depreciation expense (approximately $200 million) related to the fair value adjustment to property, plant and equipment acquired.

•	Additional interest expense (approximately $316 million) associated with the incremental debt we issued in 2009 to partially finance the acquisition and a reduction of interest income (approximately $320 million) associated with short-term investments under the assumption that a portion of these investments would have been used to partially fund the acquisition. In addition, a reduction in interest expense (approximately $129 million) related to the fair value adjustment of Wyeth debt.

•	Elimination of $904 million related to the fair value adjustments to acquisition-date inventory that has been sold, which is considered non-recurring. There is no long-term continuing impact of the fair value adjustments to acquisition-date inventory, and, as such, the impact of those adjustments is not reflected in the unaudited pro forma operating results.

•	Elimination of $834 million of costs which are directly attributable to the acquisition, and which do not have a continuing impact on the combined company’s operating results. Included in these costs are advisory, legal and regulatory costs incurred by both legacy Pfizer and legacy Wyeth and costs related to a bridge term loan credit agreement with certain financial institutions that has been terminated.

In addition, all of the above adjustments were adjusted for the applicable tax impact. The taxes associated with the fair value adjustments for acquired intangible assets, property, plant and equipment and legacy Wyeth debt, as well as the elimination of the impact of the fair value step-up of acquired inventory reflect the statutory tax rates in the various jurisdictions where the fair value adjustments occurred. The taxes associated with incremental debt to partially finance the acquisition reflect a 38.3% tax rate since the debt is an obligation of a U.S. entity and is taxed at the combined effective U.S. federal statutory and state rate. The taxes associated with the elimination of the costs directly attributable to the acquisition reflect a 28.4% effective tax rate since the costs were incurred in the U.S. and were either taxed at the combined effective U.S. federal statutory and state rate or not deductible for tax purposes depending on the type of expenditure.

B. Acquisition of King Pharmaceuticals, Inc.

Description of the Transaction

On January 31, 2011 (the acquisition date), we completed a tender offer for the outstanding shares of common stock of King at a purchase price of $14.25 per share in cash and acquired approximately 92.5% of the outstanding shares. On February 28, 2011, we acquired all of the remaining shares of King for $14.25 per share in cash. As a result, the total fair value of consideration transferred for King was approximately $3.6 billion in cash ($3.2 billion, net of cash acquired).

King’s principal businesses consist of a prescription pharmaceutical business focused on delivering new formulations of pain treatments designed to discourage common methods of misuse and abuse; the Meridian auto-injector business for emergency drug delivery, which develops and manufactures the EpiPen; an established products portfolio; and an animal health business that offers a variety of feed-additive products for a wide range of species.

Recording of Assets Acquired and Liabilities Assumed

The assets acquired and liabilities assumed from King follow:
(MILLIONS OF DOLLARS)	AMOUNTS RECOGNIZED AS OF ACQUISITION DATE (FINAL)(a)
Working capital, excluding inventories	$ 155
Inventories	340
Property, plant and equipment	412
Identifiable intangible assets, excluding in-process research and development	1,806
In-process research and development	303
Net tax accounts	(328)
All other long-term assets and liabilities, net	102
Total identifiable net assets	2,790
Goodwill(b)	765
Net assets acquired/total consideration transferred	$ 3,555

(a)

Measurement period adjustments were not significant and did not have a significant impact on our earnings, balance sheets or cash flows in any interim period in 2011 and, therefore, we did not retrospectively adjust our interim financial statements.

(b)

Goodwill recorded as of the acquisition date totaled $720 million for our three biopharmaceutical operating segments and $45 million for our Animal Health and Consumer Healthcare operating segment. (Since the acquisition of King, we have revised our operating segments. See Note 18A. Segment, Geographic and Other Revenue Information: Segment Information.)

As of the acquisition date, the fair value of accounts receivable approximated book value acquired. The gross contractual amount receivable was $200 million, virtually all of which was expected to be collected.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. Specifically, the goodwill recorded as part of the acquisition of King includes the following:

•	the expected synergies and other benefits that we believed would result from combining the operations of King with the operations of Pfizer;

•	any intangible assets that did not qualify for separate recognition, as well as future, yet unidentified projects and products; and

•	the value of the going-concern element of King’s existing businesses (the higher rate of return on the assembled collection of net assets versus if Pfizer had acquired all of the net assets separately).

Goodwill is not amortized and is not deductible for tax purposes (see Note 10A. Goodwill and Other Intangible Assets: Goodwill for additional information).

The assets and liabilities arising from contingencies recognized as of the acquisition date are not significant to Pfizer’s consolidated financial statements.

Actual and Pro Forma Impact of Acquisition

Revenues from King are included in Pfizer’s consolidated statements of income from the acquisition date, January 31, 2011, through Pfizer’s domestic and international year-ends and were $1.3 billion in 2011. We are no longer able to provide the results of operations attributable to King as those operations have now been substantially integrated.

Supplemental pro forma information follows:
	UNAUDITED PRO FORMA CONSOLIDATED RESULTS(a)
	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS, EXCEPT PER SHARE DATA)	2011	2010
Revenues	$67,534	$68,432
Net income attributable to Pfizer Inc. common shareholders	10,228	8,013
Diluted earnings per share attributable to Pfizer Inc. common shareholders	1.30	0.99

(a)	The pro forma information for December 31, 2011 and 2010 assumes that the acquisition of King occurred on January 1, 2010.

The unaudited pro forma consolidated results do not purport to project the future results of operations of the combined company nor do they reflect the expected realization of any cost savings associated with the acquisition. The unaudited pro forma consolidated results reflect the historical financial information of Pfizer and King, adjusted for the following pre-tax amounts:

•	Elimination of King’s historical intangible asset amortization expense (approximately $6 million in 2011 and $116 million in 2010).

•	Additional amortization expense (approximately $15 million in 2011 and $190 million in 2010) related to the fair value of identifiable intangible assets acquired.

•	Additional depreciation expense (approximately $3 million in 2011 and $35 million in 2010) related to the fair value adjustment to property, plant and equipment acquired.

•	Adjustment related to the fair value adjustments to acquisition-date inventory estimated to have been sold (elimination of $160 million charge in 2011 and addition of $160 million charge in 2010).

•

Adjustment for acquisition-related costs directly attributable to the acquisition (elimination of $224 million of charges in 2011 and addition of $224 million of charges in 2010, reflecting charges incurred by both King and Pfizer).

C. Other Acquisitions

Excaliard

On November 30, 2011, we completed our acquisition of Excaliard Pharmaceuticals, Inc. (Excaliard), a privately-owned biopharmaceutical company focused on developing novel drugs for the treatment of skin fibrosis, more commonly referred to as skin scarring. Excaliard ‘s lead compound, EXC-001, is an antisense oligonucleotide designed to interrupt the process of fibrosis by inhibiting expression of connective tissue growth factor (CTGF), and has produced positive clinical results in reducing scar severity in certain Phase 2 trials. The total consideration for the acquisition was approximately $174 million, which consisted of an upfront payment to Excaliard’s shareholders of about $86 million and contingent consideration with an estimated acquisition-date fair value of about $88 million. The contingent consideration consists of up to $230 million in additional payments that are contingent upon attainment of future regulatory and revenue milestones. In connection with this acquisition, we recorded approximately $257 million in Identifiable intangible assets—in-process research and development.

The fair value of the contingent consideration at the acquisition date was estimated by utilizing a probability-weighted income approach. We started with an estimate of the timing of the potential cash payments by year, based on our expectation as to when the future regulatory and commercial milestones might be achieved, adjusted the payments to reflect the likelihood of payment, and then discounted each of those projected payments to arrive at a present value amount. Subsequent to the acquisition date, we remeasure the contingent consideration liability at current fair value at every reporting period with changes recorded in Other deductions—net.

Icagen

On September 20, 2011, we completed our cash tender offer for the outstanding shares of Icagen, Inc. (Icagen), resulting in approximately 70% ownership of the outstanding shares of Icagen, a biopharmaceutical company focused on discovery, development and commercialization of novel orally-administered small molecule drugs that modulate ion channel targets. On October 27, 2011, we acquired all of the remaining shares of Icagen. In connection with this acquisition, we recorded approximately $19 million in Identifiable intangible assets.

FoldRx Pharmaceuticals, Inc.

On October 6, 2010, we completed our acquisition of FoldRx Pharmaceuticals, Inc. (FoldRx), a privately-held drug discovery and clinical development company, whose portfolio includes clinical and preclinical programs for investigational compounds to treat diseases caused by protein misfolding. The total consideration for the acquisition was approximately $400 million, which consisted of an upfront payment to FoldRx’s shareholders of about $200 million and contingent consideration with an estimated acquisition-date fair value of about $200 million. The contingent consideration consists of up to $455 million in additional payments that are contingent upon the attainment of future regulatory and commercial milestones. In connection with this acquisition, we recorded approximately $500 million in Identifiable intangible assets—in-process research and development and approximately $60 million in Goodwill.

The fair value of the contingent consideration at the acquisition date was estimated by utilizing a probability-weighted income approach. We started with an estimate of the probability weighted potential cash payments by year, based on our expectation as to when the future regulatory and commercial milestones might be achieved, and then we discounted each of those projected payments to arrive at a present value amount. Subsequent to the acquisition date, we remeasure the contingent consideration liability at current fair value at every reporting period with changes recorded in Other deductions—net.

FoldRx’s lead product candidate, Vyndaqel (tafamidis meglumine), a first-in-class oral therapy for the treatment of transthyretin familial amyloid polyneuropathy (TTR-FAP), a progressively fatal genetic neurodegenerative disease, for which liver transplant is the only treatment option currently available, was approved in the EU in November 2011 and our new drug application was accepted for review in the U.S. in February 2012. As a result of the November EU approval and changes in the commercial forecasts, we increased our contingent consideration liability by approximately $85 million in 2011, with the changes recorded in Other deductions – net.

D. Divestitures

On August 1, 2011, we completed the sale of our Capsugel business for approximately $2.4 billion in cash. In connection with the decision to sell, the operating results associated with the Capsugel business are classified as Discontinued operations—net of tax in the consolidated statements of income for all periods presented, and the assets and liabilities associated with this business are classified into Assets of discontinued operations and other assets held for sale and Liabilities of discontinued operations, as appropriate, in the consolidated balance sheets for all applicable periods presented.

The components of Discontinued operations—net of tax, substantially all of which relate to our Capsugel business, follow:

	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009

Revenues	$ 507	$ 752	$ 740

Pre-tax (loss)/income from discontinued operations	$ 31	$ 140	$ 148
Provision for taxes on income(a), (c)	23	52	51

Income from discontinued operations—net of tax	8	88	97

Pre-tax gain/(loss) on sale of discontinued operations	1,688	(11)	15
Provision/(benefit) for taxes on income(b), (d)	384	—	(2)

Gain/(loss) on sale of discontinued operations—net of tax	1,304	(11)	17

Discontinued operations—net of tax	$1,312	$ 77	$ 114

(a)	Deferred tax amounts are not significant for 2011.
(b)	Includes a deferred tax expense of $190 million for 2011.
(c)	Includes deferred tax expense of $16 million and $8 million, respectively for 2010 and 2009.
(d)	Deferred tax amounts are not significant for 2010 and 2009.

The components of Assets of discontinued operations and other assets held for sale and Liabilities of discontinued operations, most of which relate to our Capsugel business, follow:

(MILLIONS OF DOLLARS)	YEAR ENDED DECEMBER 31, 2010

Accounts receivable	$ 186
Inventories	130
Taxes and other current assets	47
Property, plant and equipment	1,009
Goodwill	19
Identifiable intangible assets	3
Taxes and other noncurrent assets	45

Assets of discontinued operations and other assets held for sale	$1,439

Current liabilities	$ 124
Other liabilities	27

Liabilities of discontinued operations	$ 151

The net cash flows of our discontinued operations for each of the categories of operating, investing and financing activities were not significant for any period presented.

E. Collaborative Arrangements

In the normal course of business, we enter into collaborative arrangements with respect to in-line medicines, as well as medicines in development that require completion of research and regulatory approval. Collaborative arrangements are contractual agreements with third parties that involve a joint operating activity, typically a research and/or commercialization effort, where both we and our partner are active participants in the activity and are exposed to the significant risks and rewards of the activity. Our rights and obligations under our collaborative arrangements vary. For example, we have agreements to co-promote pharmaceutical products discovered by us or other companies, and we have agreements where we partner to co-develop and/or participate together in commercializing, marketing, promoting, manufacturing and/or distributing a drug product.

The amounts and classification of payments (income/(expense)) between us and our collaboration partners follow:
	YEAR ENDED DECEMBER 31,
(MILLIONS OF DOLLARS)	2011	2010	2009
Revenues—Revenues(a)	$1,029	$ 710	$ 676
Revenues—Alliance revenues(b)	3,630	4,084	2,925
Total revenues from collaborative arrangements	4,659	4,794	3,601
Cost of sales(c)	(420)	(124)	(175)
Selling, informational and administrative expenses(d)	(237)	(131)	10
Research and development expenses(e)	(299)	(316)	(361)
Other deductions—net	34	37	37

(a)	Represents sales to our partners of products manufactured by us.
(b)	Substantially all relate to amounts earned from our partners under co-promotion agreements.
(c)	Primarily relates to royalties earned by our partners and cost of sales associated with inventory purchased from our partners.
(d)	Represents net reimbursements from our partners/(to our partners) for selling, informational and administrative expenses incurred.
(e)

Primarily related to net reimbursements, as well as upfront payments and milestone payments earned by our partners. The upfront and milestone payments were as follows: $210 million in 2011, $147 million in 2010 and $150 million in 2009.

The amounts disclosed in the above table do not include transactions with third parties other than our collaboration partners, or other costs associated with the products under the collaborative arrangements. In addition, during 2011 we paid $61 million in milestones to a collaboration partner. These payments were recorded in Identifiable intangible assets-developed technology rights.

F. Equity-Method Investments

Investment in Laboratório Teuto Brasileiro

On November 8, 2010, we consummated our partnership to develop and commercialize generic medicines with Laboratório Teuto Brasileiro S.A. (Teuto) a leading generics company in Brazil. As part of the transaction, we acquired a 40 percent equity stake in Teuto, and entered into a series of commercial agreements. The partnership is enhancing our position in Brazil, a key emerging market, by providing access to Teuto’s portfolio of products. Through this partnership, we have access to significant distribution networks in rural and suburban areas in Brazil and the opportunity to register and commercialize Teuto’s products in various markets outside of Brazil. Under the terms of our purchase agreement with Teuto, we made an upfront payment at the closing of approximately $230 million. In addition, Teuto will be eligible to receive a performance-based milestone payment from us in 2012 of up to approximately $200 million. We have an option to acquire the remaining 60 percent of Teuto’s shares beginning in 2014, and Teuto’s shareholders have an option to sell their 60 percent stake to us beginning in 2015. The portion of the total arrangement consideration that was allocated to the net call/put option, based on relative fair values of the 40% equity investment and net option respectively, is being accounted for at cost and will be evaluated for impairment on an ongoing basis.

We are accounting for our interest in Teuto as an equity method investment due to the significant influence we have over the operations of Teuto through our board representation, minority veto rights and 40% voting interest. Our investment in Teuto is reported as a private equity investment in Long-term investments and loans. Our share of Teuto’s income and expenses is recorded in Other deductions—net.

Formation of ViiV

On October 30, 2009, we and GlaxoSmithKline plc (GSK) created a new company, ViiV Healthcare Limited (ViiV), which is focused solely on research, development and commercialization of human immunodeficiency virus (HIV) medicines. We and GSK have contributed certain existing HIV-related products, pipeline assets and research assets to ViiV and will perform R&D and manufacturing services. The R&D Services Agreement provides that we will perform R&D services for pipeline and marketed products contributed by us and that such services be billed at our internal cost plus a profit margin. After two and a half years, either party may terminate this agreement with six months’ notice. The Contract Manufacturing Agreement provides that we will manufacture and supply products to ViiV for four years at a price that incorporates a profit margin. Prior to the agreed termination date, ViiV may terminate this agreement at any time with approximately one-year’s notice. Further, Pfizer and GSK have entered into a 3-year Research Alliance Agreement with ViiV under which each party, at its sole discretion, may conduct research programs in order to achieve Proof of Concept for an HIV Therapy Compound. ViiV will have a right of first negotiation on compounds that reach Proof of Concept.

We recognized a gain of approximately $482 million in connection with the formation, which was recorded in Other deductions—net in the fourth quarter of 2009. Since we held a 15% equity interest in ViiV, we had an indirect retained interest in the contributed assets; as such, 15% of the gain, or $72 million, is the portion of the gain associated with that indirect retained interest. In valuing our investment in ViiV (which includes the indirect retained interest in the contributed assets), we used discounted cash flow techniques, utilizing an 11% discount rate and a terminal year growth factor of 3%.

We currently hold a 15% equity interest and GSK holds an 85% equity interest in ViiV. The equity interests will be adjusted in the event that specified sales and regulatory milestones are achieved. Our equity interest in ViiV could vary from 9% to 30.5%, and GSK’s equity interest could vary from 69.5% to 91%, depending upon the milestones achieved with respect to the original assets contributed to ViiV by us and by GSK. Each company also may be entitled to preferential dividend payments to the extent that specific sales thresholds are met in respect of the marketed products and pipeline assets originally contributed.

We are accounting for our interest in ViiV as an equity method investment due to the significant influence we have over the operations of ViiV through our board representation and minority veto rights. Our investment in ViiV is reported as a private equity investment in Long-term investments and loans. Our share of ViiV’s income and expenses is recorded in Other deductions—net.